5 Business combinations (Details 10) - Instituto De Pesquisa E Ensino Medico Do Estado De Minas Gerais Ltda. ("IPEMED") [Member]	May 09, 2019
Trademarks [member]
Disclosure of detailed information about business combination [line items]
Valuation technique	Relief-from-royalty - This methodology is based on the market remuneration of the use license granted to third parties. The value of the asset is restated by the savings of royalties that the owner would have to own the asset. And it is necessary to determine a royalty rate that reflects the appropriate remuneration of the asset. The royalty payments, net of taxes, are discounted to present value.
Customer relationships [member]
Disclosure of detailed information about business combination [line items]
Valuation technique	Multi-period excess earning method - The method considers the present value of net cash flows expected to be generated by customer relationship, by excluding any cash flows related to contributory assets.